UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2017, Glen R. Gilbert, member of the board of trustees (the “Board of Trustees”) of Chatham Lodging Trust (the “Company”) and chairman of the Company’s Audit Committee, passed away.

On January 11, 2017, the Board of Trustees, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Edwin B. Brewer, Jr as a trustee of the Company to fill the vacancy created by Mr. Gilbert’s death, effective immediately.

Since August 2014, Mr. Brewer has served as executive vice president, chief financial officer and treasurer of Education Realty Trust, Inc. (NYSE: EDR). From 2007 through 2012, Mr. Brewer served as executive vice president and chief financial officer for Sedgwick Claims Management Services, Inc., the leading provider of technology-enabled claims and productivity management solutions. He was responsible for internal and external financial reporting, income taxes, real estate, budgeting, treasury and internal auditing. From 1983 to 2007, Mr. Brewer worked at PricewaterhouseCoopers where he rose to the position of partner with a client base focused on public and private real estate investment trusts. A certified public accountant (inactive), Mr. Brewer has a bachelor’s degree in commerce and business administration from the University of Alabama.

Mr. Brewer will serve as a trustee of the Company until the Company’s 2017 annual meeting of shareholders and until his successor is duly elected and qualified or until his resignation or removal.  The Board also appointed Mr. Brewer to serve as chairman of the Company’s Audit Committee.

Mr. Brewer will receive a one-time initial grant of 5,000 restricted common shares and will also receive commensurate with compensation paid to the other members of the Board of Trustees and Board committee chairmen.

Item 7.01.    Regulation FD Disclosure.

On January 11, 2017, the Company issued a press release announcing the appointment of Mr. Brewer to the Board of Trustees.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report.

Exhibit Number	Description

99.1	Press Release dated January 11, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

January 11, 2017	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer